UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF

THE SECURITIES EXCHANGE ACT OF 1934

ALERE INFORMATICS, INC.

(Exact name of registrant as specified in its charter)

Virginia	54-1708417
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

ALERE WELLOGIC, LLC

(Exact name of registrant as specified in its charter)

Delaware	45-4003108
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

ATS LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	45-3168051
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

AVEE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Florida	26-3693303
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

ESCREEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	95-4810460
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

GLOBAL ANALYTICAL DEVELOPMENT LLC

(Exact name of registrant as specified in its charter)

Florida	27-2047994
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

IONIAN TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	91-2089242
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

PEMBROOKE OCCUPATIONAL

HEALTH, INC.

(Exact name of registrant as specified in its charter)

Virginia	54-1522061
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

SCREEN TOX, INC.

(Exact name of registrant as specified in its charter)

Florida	26-3247189
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

STANDING STONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	06-1575899
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Guarantee of 9.00% Senior Subordinated Notes due 2016 of Alere Inc.	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:

Securities to be registered pursuant to Section 12(g) of the Act: None

Explanatory Note

On May 12, 2009, Alere Inc. (formerly known as Inverness Medical Innovations, Inc.), a Delaware corporation (“Alere”), issued its 9.00% senior subordinated notes due 2016 (the “Notes”), which were guaranteed (the “Guarantees”) by certain of its wholly owned subsidiaries (the “Original Guarantors”) pursuant to an indenture dated May 12, 2009 between Alere and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture dated May 12, 2009 among Alere, the Trustee and the Original Guarantors, as further supplemented by a second supplemental indenture dated June 9, 2009 among Alere, the Trustee, the existing subsidiary guarantors named therein (the “Guarantors”) and Alere of New York, Inc. (formerly known as Matria of New York, Inc.), a wholly owned subsidiary of Alere (“Alere of New York”), as a Guarantor, as further supplemented by a third supplemental indenture dated August 4, 2009 among Alere, the Trustee, the existing Guarantors named therein, GeneCare Medical Genetics Center, Inc., a wholly owned subsidiary of Alere (“GeneCare”), and Alere CDM LLC, a wholly owned subsidiary of Alere (“Alere CDM”), collectively as Guarantors, as further supplemented by a fourth supplemental indenture dated September 22, 2009 among Alere, the Trustee, the existing Guarantors named therein and ZyCare, Inc., a wholly owned subsidiary of Alere (“ZyCare”), as a Guarantor, as further supplemented by a fifth supplemental indenture dated November 25, 2009 among Alere, the Trustee, the existing Guarantors named therein, Alere Wellbeing, Inc. (formerly known as Free & Clear, Inc.), a wholly owned subsidiary of Alere (“Wellbeing”), and Alere Home Monitoring, Inc. (formerly Tapestry Medical, Inc.), a wholly owned subsidiary of Alere (“Home Monitoring”), collectively as Guarantors, as further supplemented by a sixth supplemental indenture dated February 1, 2010 among Alere, the Trustee, the existing Guarantors named therein and RMD Networks, Inc., a wholly owned subsidiary of Alere (“RMD”), as a Guarantor, as further supplemented by a seventh supplemental indenture dated March 1, 2010 among Alere, the Trustee, the existing Guarantors named therein, Laboratory Specialists of America, Inc., a wholly owned subsidiary of Alere (“LSA”), Alere Toxicology Services, Inc. (formerly known as Kroll Laboratory Specialists, Inc.), a wholly owned subsidiary of Alere (“Toxicology”), and Scientific Testing Laboratories, Inc., a wholly owned subsidiary of Alere (“STL”), collectively as Guarantors, as further supplemented by an eighth supplemental indenture dated March 19, 2010 among Alere, the Trustee, the existing Guarantors named therein, Binax, Inc. (formerly known as New Binax, Inc.), a wholly owned subsidiary of Alere (“Binax”), Biosite Incorporated (formerly known as New Biosite Incorporated), a wholly owned subsidiary of Alere (“Biosite”), Alere NewCo, Inc., a wholly owned subsidiary of Alere (“NewCo”), and Alere NewCo II, Inc., a wholly owned subsidiary of Alere (“NewCo II”), collectively as Guarantors, as further supplemented by a tenth supplemental indenture dated June 16, 2011 among Alere, the Trustee and the existing Guarantors named therein, and as further supplemented by a twelfth supplemental indenture dated June 16, 2011 among Alere, the trustee and the existing Guarantors named therein (together, the “Indenture”). The Notes, the Guarantees, the Guarantee of Alere of New York (the “Alere of New York Guarantee”), the Guarantee of GeneCare (the “GeneCare Guarantee”), the Guarantee of Alere CDM (the “Alere CDM Guarantee”), the Guarantee of ZyCare (the “ZyCare Guarantee”), the Guarantee of Wellbeing (the “Wellbeing Guarantee”), the Guarantee of Home Monitoring (the “Home Monitoring Guarantee”), the Guarantee of RMD (the “RMD Guarantee”), the Guarantee of LSA (the “LSA Guarantee”), the Guarantee of Toxicology (the “Toxicology Guarantee”), the Guarantee of STL (the “STL Guarantee”), the Guarantee of Binax (the “Binax Guarantee”), the Guarantee of Biosite (the “Biosite Guarantee”), the Guarantee of NewCo (the “NewCo Guarantee”), and the Guarantee of NewCo II (the “NewCo II Guarantee”) are listed on the New York Stock Exchange and were registered under Section 12(b) of the Securities Exchange

Act of 1934, as amended (the “Exchange Act”), pursuant to a registration statement on Form 8-A filed on May 12, 2009, with respect to the Notes and the Guarantees, a registration statement on Form 8-A filed on June 9, 2009, with respect to the Alere of New York Guarantee, a registration statement on Form 8-A filed on August 4, 2009, with respect to the GeneCare Guarantee and the Alere CDM Guarantee, a registration statement on Form 8-A filed on September 24, 2009 with respect to the ZyCare Guarantee, a registration statement on Form 8-A filed on November 25, 2009 with respect to the Wellbeing Guarantee and the Home Monitoring Guarantee, a registration statement on Form 8-A filed on February 1, 2010 with respect to the RMD Guarantee, a registration statement on Form 8-A filed on March 2, 2010 with respect to the LSA Guarantee, the Toxicology Guarantee and the STL Guarantee, and a registration statement on Form 8-A filed on March 19, 2010 with respect to the Binax Guarantee, the Biosite Guarantee, the NewCo Guarantee and the NewCo II Guarantee. The terms of the Indenture provide that certain subsidiaries of Alere must become guarantors of the Notes. On April 3, 2013, Alere, the Trustee, the existing Guarantors named in the Indenture and the registrants, each a wholly owned subsidiary of Alere, entered into a fourteenth supplemental indenture whereby the registrants agreed to guarantee the obligations of Alere under the Notes on the same basis as the other Original Guarantors, Alere of New York, GeneCare, Alere CDM, ZyCare, Wellbeing, Home Monitoring, RMD, LSA, Toxicology, STL, Binax, Biosite, NewCo and NewCo II. This registration statement on Form 8-A is being filed by each of the registrants in order to register its Guarantee under Section 12(b) of the Exchange Act to the same extent as the Original Guarantors, Alere of New York, GeneCare, Alere CDM, ZyCare, Wellbeing, Home Monitoring, RMD, LSA, Toxicology, STL, Binax, Biosite, NewCo and NewCo II.

Item 1.	Description of Registrants’ Securities to be Registered.

The description of the registrants’ Guarantees is set forth under the section captioned “Description of Debt Securities and Subsidiary Guarantees We May Offer” in the prospectus dated May 1, 2009 filed by Alere and the Original Guarantors on May 4, 2009 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is a part of the registration statement on Form S-3 (No. 333-158542) filed by Alere, the Original Guarantors and Alere of New York, as supplemented by (a) the section captioned “Description of Notes” in the prospectus supplement dated May 7, 2009 filed by Alere and the Original Guarantors on May 8, 2009 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and (b) the description of certain amendments and waivers with respect to the Notes and the Guarantees described in Item 1.01 of Alere’s Current Report on Form 8-K, filed on June 22, 2011 (the “Current Report”), all of which descriptions are incorporated by reference into this registration statement and deemed to be a part hereof.

The amendments and waivers described in the Current Report were effected pursuant to a tenth supplemental indenture dated as of June 16, 2011 by and among Alere, the Trustee and the existing Guarantors named therein (the “Tenth Supplemental Indenture”) and a twelfth supplemental indenture dated as of June 16, 2011 by and among Alere, the Trustee and the existing Guarantors named therein (the “Twelfth Supplemental Indenture”), which are incorporated by reference as exhibits to this registration statement.

Item 2.	Exhibits.

4.1	Indenture dated May 12, 2009 among the Alere Inc., as issuer, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Alere’s Current Report on Form 8-K dated May 12, 2009)

4.2	Supplemental Indenture dated May 12, 2009 among Alere Inc., as issuer, the co-registrant guarantor subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Alere’s Current Report on Form 8-K dated May 12, 2009)

4.3	Form of 9.00% Senior Subordinated Note due 2016 of Alere Inc. (included in Exhibit 4.2 above)

4.4	Second Supplemental Indenture dated as of June 9, 2009 among Alere Inc., as issuer, Matria of New York, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 to Matria of New York’s Registration Statement on Form 8-A dated June 9, 2009)

4.5	Third Supplemental Indenture dated as of August 4, 2009 among Alere Inc., as issuer, GeneCare Medical Genetics Center, Inc. and Alere CDM LLC, collectively as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to GeneCare Medical Genetics Center, Inc. and Alere CDM LLC’s Registration Statement on Form 8-A dated August 4, 2009)

4.6	Fourth Supplemental Indenture dated as of September 22, 2009 among Alere Inc., as issuer, ZyCare, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.6 to ZyCare, Inc.’s Registration Statement on Form 8-A dated September 24, 2009)

4.7	Fifth Supplemental Indenture dated as of November 25, 2009 among Alere Inc., as issuer, Free & Clear, Inc. and Tapestry Medical, Inc., collectively as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.7 to Free & Clear, Inc. and Tapestry Medical, Inc.’s Registration Statement on Form 8-A dated November 25, 2009)

4.8	Sixth Supplemental indenture dated as of February 1, 2010 among Alere Inc., as issuer, RMD Networks, Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.8 to RMD Networks, Inc.’s Registration Statement on Form 8-A dated February 1, 2010)

4.9	Seventh Supplemental indenture dated as of March 1, 2010 among Alere Inc., as issuer, Laboratory Specialists of America, Inc., Kroll Laboratory Specialists, Inc., and Scientific Testing Laboratories, Inc., collectively as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 to Laboratory Specialists of America, Inc., Kroll Laboratory Specialists, Inc., and Scientific Testing Laboratories, Inc.’s Registration Statement on Form 8-A dated March 2, 2010)

4.10	Eighth Supplemental indenture dated as of March 19, 2010 among Alere Inc., as issuer, New Binax, Inc., New Biosite Incorporated, Alere NewCo, Inc., and Alere NewCo II, Inc., collectively as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.10 to New Binax, Inc., New Biosite Incorporated, Alere NewCo, Inc., and Alere NewCo II, Inc.’s Registration Statement on Form 8-A dated March 19, 2010)

4.11	Tenth Supplemental Indenture dated as of June 16, 2011 among Alere Inc., as issuer, the subsidiary guarantors party thereto, as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Alere’s Current Report on Form 8-K, dated June 16, 2011, filed on June 22, 2011)

4.12	Twelfth Supplemental Indenture dated as of June 16, 2011 among Alere Inc., as issuer, the subsidiary guarantors party thereto, as guarantors, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Alere’s Current Report on Form 8-K, dated June 16, 2011, filed on June 22, 2011)

4.13	Fourteenth Supplemental indenture dated as of April 3, 2013 among Alere Inc., as issuer, Alere Informatics, Inc., Alere Wellogic, LLC, ATS Laboratories, Inc., Avee Laboratories Inc., eScreen, Inc., Global Analytical Development LLC, Ionian Technologies Inc., Pembrooke Occupational Health, Inc., Screen Tox, Inc., and Standing Stone, Inc., collectively as guarantors, and U.S. Bank National Association, as trustee

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERE INFORMATICS, INC.
(Registrant)

By:	/s/ Ellen V. Chiniara
	Name:	Ellen V. Chiniara
	Title:	Secretary

ALERE WELLOGIC, LLC
(Registrant)

By:	/s/ David A. Teitel
	Name:	David A. Teitel
	Title:	Treasurer

ATS LABORATORIES INC.
(Registrant)

By:	/s/ Ellen V. Chiniara
	Name:	Ellen V. Chiniara
	Title:	Secretary

AVEE LABORATORIES INC.
(Registrant)

By:	/s/ Ellen V. Chiniara
	Name:	Ellen V. Chiniara
	Title:	Secretary

ESCREEN, INC.
(Registrant)

By:	/s/ David A. Teitel
	Name:	David A. Teitel
	Title:	Treasurer

GLOBAL ANALYTICAL DEVELOPMENT LLC
	By:	ATS LABORATORIES, INC., ITS MANAGING MEMBER

		By:	/s/ Ellen V. Chiniara
			Name:	Ellen V. Chiniara
			Title:	Secretary

IONIAN TECHNOLOGIES INC.
(Registrant)

By:	/s/ David A. Teitel
	Name:	David A. Teitel
	Title:	Vice President, Finance

PEMBROOKE OCCUPATIONAL HEALTH, INC.
(Registrant)

By:	/s/ David A. Teitel
	Name:	David A. Teitel
	Title:	Treasurer

SCREEN TOX, INC.
(Registrant)

By:	/s/ Ellen V. Chiniara
	Name:	Ellen V. Chiniara
	Title:	Secretary

STANDING STONE, INC.
(Registrant)

By:	/s/ David A. Teitel
	Name:	David A. Teitel
	Title:	Treasurer

Date: April 3, 2013